SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 31, 1997
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                            TOWER REALTY TRUST, INC.
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             (Exact name of registrant as specified in its charter)
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           Maryland                   1-13375                 13-3938558
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)                File Number)          Identification No.)


292 Madison Avenue, 3rd Floor, New York, New York                10017
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (212) 448-1864
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           120 West 45th Street, 24th Floor, New York, New York 10036
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         (Former name or former address, if changed since last report.)



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Item 2.   Acquisition and Disposition of Assets.

     On December 31, 1997, Tower Realty Trust, Inc. (the "Company"), through a subsidiary of Tower Realty Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), of which the Company is the sole general partner and owns a 91.4% interest, completed the acquisition of an office property located at 810 7th Avenue, New York, New York (the "Property") for approximately $143.4 million in cash, exclusive of approximately $6.0 million in closing costs, from 810 Partners LLC, a New York limited liability company ("810 Partners"), and BHONE CORP., a Delaware corporation ("Bhone" and, together with 810 Partners the "Former Owners"). The Company funded the purchase of the Property by borrowing $100.0 million from Credit Suisse First Boston Mortgage Capital LLC ("First Boston") pursuant to the terms of a Loan Agreement, attached hereto as Exhibit 2.2, and accessing available working capital. Neither the Company, nor any director or officer of the Company, was affiliated or had a material relationship with the Former Owners.

     In connection with the acquisition, the Company agreed to acquire the limited liability company interests in the company that currently manages the Property in exchange for $3.0 million in cash or units of limited partnership (the "Units") of the Operating Partnership. The Company expects that it will issue Units in satisfaction of this obligation.

     The Property is a 42-story office tower containing approximately 700,000 rentable square feet. Major tenants at the Property include AT&T, EMI Entertainment World, Inc., PRNewswire, and WWOR-TV, Inc. As of December 31, 1997, the occupancy rate at the Property was approximately 89%.

Item 7.   Financial Statements and Exhibits.

(a)  Financial statements of the business acquired.

The Company has determined that it is impracticable at this time to file a Statement of Revenue for the Property as prescribed by Rule 3-14 of Regulation S-X. Such statement will be filed as soon as practicable, but in no event later than sixty (60) days after this filing.

(b)  Pro forma financial information.

The Company has determined that it is impracticable at this time to file pro forma financial statements for the Company as prescribed by Rule 3-14 of Regulation S-X. Such statements will be filed as soon as practicable, but in no event later than sixty (60) days after this filing.

(c)  Exhibits.

2.1 Sale-Purchase Agreement, dated December 31, 1997, between 810 Partners LLC and BHONE CORP., as sellers, and 810 7th Avenue, L.P., as purchaser.

2.2 Loan Agreement, dated as of December 31, 1997, by and between Credit Suisse First Boston Mortgage Capital LLC, as lender, and 810 7th Avenue, L.P., as borrower.

2.3 Consolidated, Amended and Restated Mortgage Note, dated December 31, 1997, between Credit Suisse First Boston Mortgage Capital LLC and 810 7th Avenue, L.P.

2.4 Agreement of Principal, dated December 31, 1997, by Tower Realty Operating Partnership, L.P. to Credit Suisse First Boston Mortgage Capital LLC

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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TOWER REALTY TRUST, INC.
                                              (Registrant)

Date:  January 14, 1998                 /s/  Lawrence H. Feldman
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                                        By: Lawrence H. Feldman
                                            Chairman of the Board,
                                            Chief Executive Officer
                                            and President


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                                  Exhibit Index
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The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.                   Description
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2.1  Sale-Purchase Agreement, dated December 31, 1997, between 810 Partners LLC and BHONE CORP., as sellers, and 810 7th Avenue, L.P., as purchaser.

2.2 Loan Agreement, dated as of December 31, 1997, by and between Credit Suisse First Boston Mortgage Capital LLC, as lender, and 810 7th Avenue, L.P., as borrower.

2.3 Consolidated, Amended and Restated Mortgage Note, dated December 31, 1997, between Credit Suisse First Boston Mortgage Capital LLC and 810 7th Avenue, L.P.

2.4 Agreement of Principal, dated December 31, 1997, by Tower Realty Operating Partnership, L.P. to Credit Suisse First Boston Mortgage Capital LLC.